SUPPLEMENT

dated May 12, 2026, to the

PROSPECTUS

dated August 28, 2025, as supplemented

Gator Capital Long/Short Fund

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective May 12, 2026, the secondary benchmark for the Gator Capital Long/Short Fund will be the Morningstar Long/Short Equity Category or Benchmark. The Fund has elected to use the Morningstar Long/Short Equity Category or Benchmark because effective December 31, 2025, the Eurekahedge Long Short Equities Hedge Fund Index ceased to be published.

The section appearing under the heading “Average Annual Total Returns” on page 9 of the Prospectus is hereby deleted and replaced as set forth below. The performance table compares the Fund’s performance to that of the new benchmark and the prior benchmark (in that order).

	1 Year	5 Years	10 Years
Gator Capital Long/Short Fund
Return Before Taxes	35.58%	18.59%	8.90%
Return After Taxes on Distributions	35.33%	18.55%	8.66%
Return After Taxes on Distributions and Sale of Fund Shares	21.25%	15.16%	7.17%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Morningstar Long/Short Equity Category or Benchmark (reflects no deduction for fees, expenses or taxes)	13.85%	8.19%	5.65%
Eurekahedge Long Short Equities Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	9.76%	7.07%	6.34%

The S&P 500® Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market capitalization, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

The Morningstar Long/Short Equity Category or Benchmark represents portfolios that hold both long and short positions in equities, exchange-traded funds, and derivatives, aiming to reduce volatility and provide market exposure with less downside risk.

According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 1042 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index. Effective December 31, 2025, the Eurekahedge Long Short Equities Hedge Fund Index ceased to be published.

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